SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 15, 2003

DIVIDEND CAPITAL TRUST INC.

(Exact name of small business issuer as specified in its charter)

Maryland	333-86234	82-0538520
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

518 17th Street, Suite 1700 Denver, CO 80202
(Address of principal executive offices)

(303) 228-2200
(Registrant’s telephone number)

Item 2. Acquisition or Disposition of Assets

Purchase of the Park West, Pinnacle and DFW Facilities.  We filed a Form 8-K dated December 15, 2003, on December 30, 2003 with regard to the acquisition of six distribution facilities located in Hebron, Kentucky, a submarket of Cincinnati (“Park West”) and Dallas, Texas (“Pinnacle” and “DFW”), without the requisite financial information. Accordingly, we are filing this Form 8-K/A to include that financial information.

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Item 7. Financial Statements and Exhibits.

(a) Financial Statements of Real Estate Property Acquired:

Park West, Pinnacle and DFW Distribution Facilities:

Independent Auditors’ Report

Combined Statements of Revenue and Certain Expenses for the Nine Months Ended September 30, 2003 (Unaudited) and for the Year Ended December 31, 2002

Notes to Combined Statements of Revenue and Certain Expenses

(b) Unaudited Pro Forma Financial Information:

Pro Forma Financial Information (Unaudited)

Pro Forma Consolidated Balance Sheet as of September 30, 2003 (Unaudited)

Pro Forma Consolidated Statements of Operations for the Nine Months Ended September 30, 2003 (Unaudited)

Pro Forma Consolidated Statements of Operations for the Year Ended December 31, 2002 (Unaudited)

Notes to Pro Forma Consolidated Financial Statements (Unaudited)

(c) Statement of Estimated Taxable Operating Results and Cash to be Made Available by Operations for the Year ended December 31, 2002 (Unaudited)

Note to Statement of Estimated Taxable Operating Results and Cash to be Made Available by Operations (Unaudited)

(d) Exhibits:

Exhibit Number	Exhibit Title

99.1	Press Release dated December 16, 2003

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DIVIDEND CAPITAL TRUST INC.

March 1, 2004
	By:	/s/	Evan H. Zucker
Evan H. Zucker
Chief Executive Officer

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Independent Auditors’ Report

The Board of Directors

Dividend Capital Trust Inc.:

We have audited the accompanying combined statement of revenue and certain expenses of the Park West, Pinnacle and DFW Distribution Facilities located in Hebron, Kentucky and Dallas, Texas (together the Properties) for the year ended December 31, 2002. This financial statement is the responsibility of the Property’s management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The combined statement of revenue and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and for inclusion in the Current Report on Form 8-K/A of Dividend Capital Trust Inc., as described in note 2. The presentation is not intended to be a complete presentation of the Property’s revenue and expenses.

In our opinion, the combined financial statement referred to above presents fairly, in all material respects, the combined revenue and certain expenses of the Park West, Pinnacle and DFW Distribution Facilities for the year ended December 31, 2002, in conformity with accounting principles generally accepted in the United States of America.

/s/ KPMG LLP

Denver, Colorado
December 19, 2003

Park West, Pinnacle and DFW Distribution Facilities

Combined Statements of Revenue and Certain Expenses

	For the Nine Months Ended September 30, 2003	For the Year Ended December 31, 2002

	(Unaudited)

REVENUE:
Rental revenue	$3,130,351	$2,645,527
Other revenue	908,052	701,477

Total revenue	4,038,403	3,347,004

CERTAIN EXPENSES:
Property taxes	579,667	693,267
Repairs and maintenance	78,854	93,536
Management fees	103,266	88,915
Other operating expenses	409,046	496,805

Total expenses	1,170,833	1,372,523

EXCESS OF REVENUE OVER CERTAIN EXPENSES	$2,867,570	$1,974,481

The accompanying notes are an intergral part of these financial statements

Park West, Pinnacle and DFW Distribution Facilities

Notes to Combined Statements of Revenue and Certain Expenses

as of December 31, 2002

Note 1—Business

The accompanying combined statements of revenue and certain expenses reflects the operations of the Park West, Pinnacle and DFW Distribution Facilities (together the “Properties”) for the nine months ended September 30, 2003 and for the year ended December 31, 2002. Completed in 2001 and 2003, the Properties contain six one-story distribution facilities. Three buildings are located in Dallas, Texas (Pinnacle and DFW) and three buildings are located in Hebron, KY, a submarket of Cincinnati (Park West).

The Properties were acquired by Dividend Capital Trust Inc. and subsidiary (the “Company”) on December 15, 2003 for a combined purchase price of approximately $63.6 million.

Note 2—Basis of Presentation

The accompanying combined statements of revenue and certain expenses has been prepared for the purpose of complying with Rule 3-14 of the Securities and Exchange Commission Regulation S-X and for inclusion in the Current Report on Form 8-K/A of Dividend Capital Trust Inc. and is not intended to be a complete presentation of the Properties’ revenues and expenses.  The financial statements of the Properties have been combined for presentation purposes due to the acquisitions being related acquisitions.

The accounting records of the Properties are maintained on the accrual basis. The accompanying combined statements of revenue and certain expenses was prepared in accordance with accounting principles generally accepted in the United States of America pursuant to the rules and regulations of the Securities and Exchange Commission.  These statements exclude certain expenses such as mortgage interest, depreciation and amortization, professional fees and other costs not directly related to future operations of the Properties.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Interim Information (unaudited)

In the opinion of management, the unaudited information as of September 30, 2003 included herein contains all the adjustments necessary, which are of a normal recurring nature, to present fairly the revenue and certain expenses for the nine months ended September 30, 2003. Results of interim periods are not necessarily indicative of results to be expected for the year. Management is not aware of any material factors that would cause the information included herein to not be indicative of future operating results.

Note 3—Operating Leases

The Properties’ revenue is obtained from tenant rental payments as provided for under non-cancelable operating leases. As of December 31, 2003, the Properties were “net” leased to 15 tenants. “Net” means that the tenants are responsible for repairs, maintenance, property taxes, utilities, insurance and other operating costs while we as landlord, have responsibility for capital repairs or replacement of specific structural components of a property such as the roof of the building, the truck court and parking areas, as well as the interior floor or slab of the building. The Company records rental revenue for the full term of the lease on a straight-line basis. In this case, where the minimum rental payments increase over the life of the lease, the Company records a receivable due from tenants for the difference between the amount of revenue recorded and the amount of cash received.

Future minimum rental payments due under the leases, excluding tenant reimbursements of operating expenses, as of December 31, 2002, are as follows:

Year Ending December 31:
2003	$3,727,990
2004	4,848,345
2005	4,779,337
2006	4,231,786
2007	3,802,034
Thereafter	9,952,053

Total	$31,341,545

Tenant reimbursements of operating expenses are included in other revenue on the accompanying combined statements of revenue and certain expenses.

As of December 31, 2002, the Property was leased to various tenants which operate in various industries such as manufacturing, distribution and transportation of goods.  As of December 31, 2002, Sandvik Inc., International Truck and Engine Corp. and Associated Sales and Bag Company represented 10% or more of the aggregate future rental revenues to be received by the Properties or 10% or more of the gross leasable space provided by the Properties.  The following table describes these tenants and terms of their respective lease agreements.

Tenant	Leased Square Feet	Percent of Properties	Annualized Rental Revenue	Percent of Properties	Lease Expiration	Rental Increases	Industry/Business

Sandvik Inc.	99,092	7.5%	$485,551	10.0%	9/30/12	10/01/07 - $558,879	High-technology material engineering and manufacturing
International Truck and Engine Corp.	280,000	21.2%	$882,000	18.2%	12/15/12	12/01/08 - $988,400	Manufacturing and distribution of midsized trucks, school buses, diesel engines and replacement parts
Associated Sales and Bag Company	133,332	10.1%	$413,328	8.5%	1/31/09	None	Distribution of packaging and shipping supplies
Total	512,424	38.8%	$1,780,879	36.7%

Dividend Capital Trust Inc. and Subsidiary

Pro Forma Financial Information

(Unaudited)

The accompanying unaudited pro forma consolidated balance sheet presents the historical financial information of the Company as of September 30, 2003 as adjusted for the previous acquisitions of the Rancho Business Center, Mallard Lake and West by Northwest, all made subsequent to September 30, 2003, and the Park West, Pinnacle and DFW acquisitions as if these transactions had occurred on September 30, 2003.

The accompanying unaudited pro forma consolidated statements of operations for the nine months ended September 30, 2003 and the year ended December 31, 2002 combine the historical operations of the Company with the historical operations of acquired properties, with the exception of Rancho Business Center,  as if these transactions had occurred on January 1, 2002.  Rancho Business Center was acquired with no operating history and as such no activity associated with Rancho Business Center has been assumed in the presentation of the unaudited pro forma consolidated statements of operations for the nine months ended September 30, 2003 and the year ended December 31, 2002.

The unaudited pro forma consolidated financial statements have been prepared by the Company’s management based upon the historical financial statements of the Company and of the individually acquired properties. These pro forma statements may not be indicative of the results that actually would have occurred if the combination had been in effect on the dates indicated or which may be obtained in the future. The pro forma financial statements should be read in conjunction with the historical financial statements included in the Company’s previous filings with the Securities and Exchange Commission.

Dividend Capital Trust Inc. and Subsidiary

Pro Forma Consolidating Balance Sheet

As of September 30, 2003

(Unaudited)

	DCT Historical	Rancho Business Center		Mallard Lake		West by Northwest		Park West, Pinnacle and DFW		Pro Forma Adjustments		Pro Forma Consolidated

ASSETS
Real Estate	$34,876,256	$9,281,409	(b)	$10,122,156	(b)	$7,526,436	(b)	$61,327,691	(b)	$—		$123,133,948
Intangible lease costs	4,560,182	556,985	(b)	1,247,414	(b)	1,070,491	(b)	5,727,995	(b)	—		13,163,067
Acc. Dep. & Amort	(428,668)	—		—		—		—		—		(428,668)
Net Investment in Real Estate	39,007,770	9,838,394		11,369,570		8,596,927		67,055,686		—		135,868,347

Cash and cash equivalents	16,415,362	(9,775,841	)(a)	(11,087,705	)(a)	(7,668,438	)(a)	(25,146,429	)(a)	46,487,728	(j)	9,224,677
Other assets, net	1,551,852	12,832	(c)(d)	(231,865	)(d)	(348,232	)(d)	287,288	(e)	—		1,271,875

Total Assets	$56,974,984	$75,385		$50,000		$580,257		$42,196,545		$46,487,728		$146,364,899

LIABILITIES & SHAREHOLDERS' EQUITY
Liabilities:
Accounts Payable & Accrued Expenses	$591,531	$30,385	(f)	$—	(f)	$164,399	(f)	$—		$—		$786,315
Dividends Payable	695,850	—		—		—		—		—		695,850
Other liabilities	458,699	45,000	(g)	50,000	(g)	415,858	(h)	370,097	(h)	—		1,339,654
Intangible Lease Liability, net	127,421	—		—		—		1,326,448	(b)	—		1,453,869
Total Mortgage Note Payable	—	—		—		—		40,500,000	(i)	—		40,500,000

Total Liabilities	1,873,501	75,385		50,000		580,257		42,196,545		—		44,775,688

Minority Interest	1,000	—		—		—		—		—		1,000

Shareholders' Equity:
Common Stock	63,981	—		—		—		—		53,129	(j)	117,110
Additional Paid-in-Capital	55,920,950	—		—		—		—		46,434,599	(j)	102,355,549
Distributions in Excess of Earnings	(884,448)	—		—		—		—		—		(884,448)

Total Shareholders' Equity	55,100,483	—		—		—		—		46,487,728	(j)	101,588,211

Total Liabilities & Shareholders’ Equity	$56,974,984	$75,385		$50,000		$580,257		$42,196,545		$46,487,728		$146,364,899

Dividend Capital Trust Inc. and Subsidiary

Pro Forma Statement of Operations

For the Nine Months Ended September 30, 2003

(Unaudited)

	DCT Corporate	Chickasaw Facility		Mallard Lake		West by Northwest		Park West, Pinnacle and DFW		Pro Forma Adjustments(1)		Consolidated

REVENUE:
Rental revenue	$960,115	$598,888	(1)	$721,989	(1)	$212,318	(1)	$3,154,540	(1)	$—		$5,647,850
Other income	50,748	203,143	(1)	1,275	(1)	119,761	(1)	908,052	(1)	—		1,282,979
Total Income	1,010,863	802,031		723,264		332,079		4,062,592		—		6,930,829

EXPENSES:
Operating Expenses	88,978	217,995	(1)	11,757	(1)	228,019	(1)	1,170,833	(1)	—		1,717,582
Depreciation & amortization	428,391	362,726	(1)	201,060	(1)	155,606	(1)	2,353,591	(1)	—		3,501,374
Interest expense	164,263	—		—		—		1,518,750	(1)	—		1,683,013
General and administrative expenses	223,491	—		—		—		—		—		223,491
Total Operating Expenses	905,123	580,721		212,817		383,625		5,043,174		—		7,125,460

NET INCOME (LOSS)	$105,740	$221,310		$510,447		$(51,546)		$(980,582)		$—		$(194,631)

WEIGHTED AVERAGE NUMBER OF COMMON SHARES OUTSTANDING
Basic	2,160,712									9,550,237	(2)	11,710,949

Diluted	2,180,712									9,550,237	(2)	11,730,949

NET INCOME (LOSS) PER COMMON SHARE
Basic and Diluted	$0.05											$(0.02)

Dividend Capital Trust Inc. and Subsidiary

Pro Forma Statement of Operations

For the Year Ended December 31, 2002

(Unaudited)

	DCT Corporate	Chickasaw Facility		Mallard Lake Facility		West by Northwest Facility		Park West, Pinnacle and DFW		Pro Forma Adjustments(1)		Consolidated

REVENUE:
Rental revenue	$—	$649,849	(1)	$957,577	(1)	$707,684	(1)	$2,677,779	(1)	$—		$4,992,889
Other income	155	91,381	(1)	14,412	(1)	292,636	(1)	701,477	(1)	—		1,100,061
Total Income	155	741,230		971,989		1,000,320		3,379,256		—		6,092,950

EXPENSES:
Operating Expenses	—	262,178	(1)	23,252	(1)	296,467	(1)	1,372,523	(1)	—		1,954,420
Depreciation & amortization	—	725,453	(1)	268,079	(1)	207,475	(1)	3,138,121	(1)	—		4,339,128
Interest expense	—	—		—		—		2,025,000	(1)	—		2,025,000
General and administrative expenses	212,867	—		—		—		—		—		212,867
Total Operating Expenses	212,867	987,631		291,331		503,942		6,535,644		—		8,531,415

NET INCOME (LOSS) before minority interest	(212,712)	(246,401)		680,658		496,378		(3,156,388)		—		(2,438,465)

Minority Interest	200,000	—		—		—		—		—		200,000

NET INCOME (LOSS)	$(12,712)	$(246,401)		$680,658		$496,378		$(3,156,388)		$—		$(2,238,465)

WEIGHTED AVERAGE NUMBER OF COMMON
SHARES OUTSTANDING
Basic	200									11,710,749	(2)	11,710,949

Diluted	200									11,730,749	(2)	11,730,949

NET INCOME (LOSS) PER COMMON SHARE
Basic and Diluted	$(63.56)											$(0.19)

Dividend Capital Trust Inc. and Subsidiary

Notes to Pro Forma Consolidated Financial Statements

(Unaudited)

Pro Forma Consolidated Balance Sheet as of September 30, 2003:

(a)           Cash paid for the acquisitions closed subsequent to September 30, 2003 consists of the following:

	Rancho Business Center	Mallard Lake	West by Northwest	Park West, Pinnacle and DFW
Purchase Price	$10,001,955	$10,978,631	$8,275,000	$63,550,000
Closing Costs	5,898	715	445	69,706
Over Funding Due From Title Company	—	—	—	287,288
Acquisition fee paid to affiliate	298,373	329,359	248,250	1,906,500
Less:
Debt proceeds	—	—	—	40,500,000
Earnest money	500,000	221,000	330,000	—
Credit for Tenant Security Deposits	—	—	21,336	167,065
Credit for Tenant Improvement Allowance	—	—	290,000	—
Credit for Pre-paid Rents	—	—	49,522	—
Credit for Real Estate Taxes	30,385	—	164,399	—
Cash paid at closing	9,775,841	11,087,705	7,668,438	25,146,429

Add:
Debt proceeds	—	—	—	40,500,000
Earnest money	500,000	221,000	330,000	—
Credits	30,385	—	525,257	(120,224)
Estimated remaining closing costs	45,000	50,000	55,000	203,032
Due Diligence costs	12,551	10,865	18,232	—

Total Acquisition Costs	$10,363,777	$11,369,570	$8,596,927	$65,729,237

(b)                                 The purchase price of these acquisitions were allocated to tangible and intangible assets in accordance with SFAS No. 141, “Business Combinations.”

(c)                                  This amount consists of a restricted cash item related to an allowance for tenant improvements.

(d)                                 These amounts represent deferred acquisition costs that were reclassed to investment in real estate. Deferred acquisition costs are costs incurred prior to the closing of the acquisition such as due diligence costs.

(e)                                  This amount represents the amount due from the title company as a result of over funding at closing.

(f)                                    These amounts are accruals related to property taxes and other payables assumed at closing for which we were given a credit to reduce cash due upon closing of the property.

(g)                                 This amount consists of tenant deposits and management’s estimate on remaining acquisition costs.

(h)                                 This amount consists of tenant deposits, management’s estimate on remaining acquisition costs and certain liabilities assumed at closing for commitments associated with new leases such as tenant improvements and leasing commissions.

(i)                                     The Company used certain debt financing in the amount of $40.5 million to acquire the Park West, Pinnacle and DFW distribution facilities (see note (3)).

(j)                                     A certain amount of capital was raised through the Company’s public offering after September 30, 2003 which was used to fund the Rancho Business Center, Mallard Lake, West by Northwest and Park West, Pinnacle and DFW.  As such, management included the number of shares that were sold subsequent to September 30, 2003 through December 15, 2003, the date of the latest acquisition in order to facilitate adequate funding of these acquisitions.

Shares Sold from October 1 through December 15, 2003	5,312,883
Gross Proceeds	$53,128,832
Less Selling Costs	(6,641,104)
Net Proceeds	$46,487,728

Pro Forma Consolidated Statements of Operations for the Nine Months Ended September 30, 2003 and for the Twelve Months Ended December 31, 2002:

(1)                                  In accordance with Rule 3.14 of Regulation S-X, the following acquisitions required an audit of the statement of revenue and certain expenses. The pro forma adjustments presented are based on the historical information reported within the audited statement of revenue and certain expenses plus certain adjustments as follows:

Chickasaw

	9-Months (e)				12-Months(c)
	Chickasaw Facility*	Pro Forma Adjustments		Total Pro Forma	Chickasaw Facility*	Pro Forma Adjustments		Total Pro Forma
REVENUE:
Rental revenue	$588,729	$10,159	(a)	$598,888	$629,530	$20,319	(a)	$649,849
Other income	203,143	—		203,143	91,381	—		91,381
Total Income	791,872	10,159		802,031	720,911	20,319		741,230
EXPENSES:
Operating Expenses	217,995	—		217,995	262,178	—		262,178
Depreciation & amortization	—	362,726	(b)	362,726	—	725,453	(b)	725,453
Interest expense	—	—		—	—	—		—
General and administrative expenses	—	—		—	—	—		—
Total Operating Expenses	217,995	362,726		580,721	262,178	725,453		987,631
NET INCOME (LOSS)	$573,877	$(352,567)		$221,310	$458,733	$(705,134)		$(246,401)

Mallard Lake

	9-Months				12-Months
	Mallard Lake Facility*	Pro Forma Adjustments		Total Pro Forma	Mallard Lake Facility*	Pro Forma Adjustments		Total Pro Forma
REVENUE:
Rental revenue	$721,989	$—	(a)	$721,989	$957,577	$—	(a)	$957,577
Other income	1,275	—		1,275	14,412	—		14,412
Total Income	723,264	—		723,264	971,989	—		971,989
EXPENSES:
Operating Expenses	11,757	—		11,757	23,252	—		23,252
Depreciation & amortization		201,060	(b)	201,060	—	268,079	(b)	268,079
Interest expense	—	—		—	—	—		—
General and administrative expenses	—	—		—	—	—		—
Total Operating Expenses	11,757	201,060		212,817	23,252	268,079		291,331
NET INCOME (LOSS)	$711,507	$(201,060)		$510,447	$948,737	$(268,079)		$680,658

West by Northwest

	9-Months					12-Months
	West by Northwest Facility*		Pro Forma Adjustments		Total Pro Forma	West by Northwest Facility*		Pro Forma Adjustments		Total Pro Forma

REVENUE:
Rental revenue	$212,318	(c)	$—	(a)	$212,318	$707,684	(c)	$—	(a)	$707,684
Other income	119,761		—		119,761	292,636		—		292,636
Total Income	332,079		—		332,079	1,000,320		—		1,000,320
EXPENSES:
Operating Expenses	228,019		—		228,019	296,467		—		296,467
Depreciation & amortization	—		155,606	(b)	155,606	—		207,475	(b)	207,475
Interest expense	—		—		—	—		—		—
General and administrative expenses	—		—		—	—		—		—
Total Operating Expenses	228,019		155,606		383,625	296,467		207,475		503,942
NET INCOME (LOSS)	$104,060		$(155,606)		$(51,546)	$703,853		$(207,475)		$496,378

Park West, Pinnacle and DFW

	9-Months				12-Months
	Park West, Pinnacle and DFW*	Pro Forma Adjustments		Total Pro Forma	Park West, Pinnacle and DFW*	Pro Forma Adjustments		Total Pro Forma

REVENUE:
Rental revenue	$3,130,351	$24,189	(a)	$3,154,540	$2,645,527	$32,252	(a)	$2,677,779
Other income	908,052	—		908,052	701,477	—		701,477
Total Income	4,038,403	24,189		4,062,592	3,347,004	32,252		3,379,256
EXPENSES:
Operating Expenses	1,170,833	—		1,170,833	1,372,523	—		1,372,523
Depreciation & amortization	—	2,353,591	(b)	2,353,591	—	3,138,121	(b)	3,138,121
Interest expense	—	1,518,750	(d)	1,518,750	—	2,025,000	(d)	2,025,000
General and administrative expenses	—	—		—	—	—		—
Total Operating Expenses	1,170,833	3,872,341		5,043,174	1,372,523	5,163,121		6,535,644
NET INCOME (LOSS)	$2,867,570	$(3,848,152)		$(980,582)	$1,974,481	$(5,130,869)		$(3,156,388)

*                                         As Filed Rule 3.14 of Regulation S-X

(a)                                  In accordance with SFAS No. 141, these amounts represent the amortization amounts of the above and below market values of the in-place leases. The intangible lease assets and liabilities are amortized over the life of the lease to rental income.

(b)                                 Depreciation and amortization expense for the Pro Forma periods presented is based on the allocation of the purchase price between tangible and intangible assets. The Company depreciates these assets on a straight-line basis over the estimated useful life of the assets. The following table represents the allocation of the total cost of the Company’s properties:

	Depreciation or Amortization Period	Consolidated
Land	N/A	$15,986,243
Buildings	40 Years	94,099,446
Land Improvements	20 Years	6,170,188
Tenant Improvements	Term of the Lease	6,878,070
Intangible Lease and Acquisition Costs	Average Life of Lease	11,727,964
Total Cost		$134,861,911

(c)                                  One of the property’s two tenants vacated their space during December 2002. There were no adjustments made to the historical financial information that would consider this vacant space during 2003.

(d)                                 Interest expense for the Pro Forma periods presented was calculated given the terms of our mortgage note. The following table sets forth the calculation for the pro forma adjustments as if the notes were outstanding as of January 1, 2002:

(e)                                  These proforma amounts only reflect the operating results prior to acquisition as the actual operating results since acquition are reflected in the Capital companies historical operating results.

			Pro Forma Amounts
Amount	Note	Interest Rate	For the Nine Month Period	For the Twelve Month Period
$40,500,000	Mortgage Note	Annual interest rate equal to 5.0%	$1,518,750	$2,025,000

Total			$1,518,750	$2,025,000

(2)                                                                                  For purposes of calculating the pro forma weighted average number of common shares outstanding, management determined the number of shares sold as of the latest acquisition, Park West, Pinnacle and DFW, which was December 15, 2003. As the pro forma financial information presented assumes these acquisitions occurred on January 1, 2002, the number of shares outstanding as of December 15, 2003 are assumed to have been outstanding as of January 1, 2002 as well.

Dividend Capital Trust Inc. and Subsidiary

Statement of Estimated Taxable Operating Results and Cash

to be Made Available by Operations

For the Year Ended December 31, 2002

(Unaudited)

The following represents an estimate of the taxable operating results and cash to be made available by operations expected to be generated by the Company (including the operations of the recently acquired properties) based upon the pro forma consolidated statement of operations for the year ended December 31, 2002.  These estimated results do not purport to represent results of operations for these properties in the future and were prepared on the basis described in the accompanying note, which should be read in conjunction herewith.

Revenue	$5,272,596

Expenses
Operating expenses	1,954,420
Depreciation and amortization expense	3,362,771
Interest expense	2,025,000
General and administrative expenses	212,867

Total expenses	7,555,058

Estimated Taxable Operating Loss	$2,282,462

Add Depreciation and amortization expense	3,362,771

Estimated Cash to be Made Available by Operations	$1,080,309

Dividend Capital Trust Inc. and Subsidiary

Note to Statement of Estimated Taxable Operating Results

And Cash to be Made Available by Operations

For the Year Ended December 31, 2002

(Unaudited)

Note 1 – Basis of Presentation

Depreciation has been estimated based upon an allocation of the purchase price of the Properties to land, building, land improvements and building improvements and assuming (for tax purposes) a 39.5-year, 20-year and 10-year useful life, respectively, for the depreciable assets applied on a straight-line method.

No income taxes have been provided because the Company is organized and operates in such a manner so as to qualify as a Real Estate Investment Trust (“REIT”) under the provisions of the Internal Revenue Code (the “Code”).  Accordingly, the Company generally will not pay Federal income taxes provided that distributions to its stockholders equal at least the amount of its REIT taxable income as defined under the Code.